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                                                                    Exhibit 99.1

                                  CERTIFICATION
                 Pursuant to 18 United States Code Section 1350


         The undersigned hereby certifies that to his knowledge the Annual Report on Form 10-K for the year ended December 31, 2002 of EDO Corporation (the "Company") filed with the Securities and Exchange Commission on the date hereof fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                            /s/ James M. Smith
                            ----------------------------------------------------
                            Name: James M. Smith
                            Title: Chairman, President & Chief Executive Officer
                            Date: March 13, 2003